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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) INTERNATIONAL
                     NEW DISCOVERY FUND

                     ANNUAL REPORT o SEPTEMBER 30, 2002

                               [Graphic Omitted]

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  18
Notes to Financial Statements ............................................  28
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
It is over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. As I write this in early fall, investors are concerned about a potential war with Iraq and about labor issues on West Coast docks, which handle nearly half of all U.S. import/export shipping. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
In mid-October, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    October 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]

     David A. Antonelli

For the 12 months ended September 30, 2002, Class A shares of the fund provided a total return of 1.11%, Class 529A shares 1.03%, Class B shares 0.43%, Class 529B shares 0.96%, Class C shares 0.52%, Class 529C shares 0.95%, and Class I shares 1.53%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with a -15.26% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index. MSCI EAFE is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -14.41%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT FOR THE PAST 12 MONTHS?

A. Although global returns were strong following their recovery from September 11, they have fallen off as of the period ended in 2002. A slumping global economy, weak earnings, and geopolitical concerns, especially about the Middle East, have clouded the market environment. However, the fund's focus on mid- and small-cap companies has helped to insulate the portfolio somewhat from broader global concerns. These companies have tended to be more affected by local/regional market and economic conditions, which may be far different than the rest of the world.

Q. ASIDE FROM ADVANTAGES OFFERED BY BEING IN SMALL-CAP STOCKS, WHAT WORKED WELL FOR THE FUND?

A. This was a year when we had outstanding stock selection relative to the fund's benchmark. In the sectors of our benchmark that had strong performance, our performance in the same sectors was even better. The areas that were the strongest for the fund were
      o financials
      o consumer discretionary holdings
      o consumer staples
      o energy

    Often, the companies we owned were in niche products and services that benefited from local trends.

    In financials, we chose banks with a strong, local consumer base and insurance companies, particularly property and casualty insurers. Anglo Irish Bank (AIB), a solid performer in the group, makes loans to consumers in Great Britain and Ireland. At the end of the period, the housing market in the United Kingdom (U.K.) has been booming. As a result, mortgage lending was up, as were AIB's earnings. Our avoidance of the big European money center banks was also a contributor, as most had substantial exposure to sinking global equity markets and South American debt. Property and casualty companies have benefited from a more positive pricing environment since September 11 as they raised rates to cover earlier losses.

    Our consumer discretionary and consumer staples holdings did well. Standouts included Hyundai Mobis, Stanley Electric, Logista, and Next. Hyundai and Stanley Electric (an automotive equipment manufacturer) benefited from much better than expected auto sales. Logista, a Spanish tobacco distribution company, saw earnings rise as it expanded its distribution network to include other products such as stamps and telephone cards. Two of our best consumer staples choices were Uni-Charm, a Japanese diaper manufacturer, and Reckitt Benckiser, a U.K. household cleaning products manufacturer.

    Our natural gas holdings benefited from restructuring and a favorable pricing environment.

Q.  WHAT DETRACTED FROM FUND PERFORMANCE?

A. Even though we were underweight in technology, some of the stocks that we did own performed poorly. Our choices among industrials hurt performance when corporate earnings declined as part of the global economic slowdown.

    Aside from these two sectors, it's easier to talk about detractors on a stock by stock basis. For example, Portugal Telecom and Kuoni did not do well. Portugal Telecom, like most telecom companies, was faced with too much competition and too much capacity. Kuoni, a Swiss high-end tour organizer, was a victim of global economic woes and reductions in discretionary travel.

Q.  WHAT OPPORTUNITIES DO YOU SEE GOING FORWARD?

A. We believe that in the global market decline, many stocks with solid business fundamentals were unfairly penalized. It seems to us that investors overreacted to earnings disappointments or bad news. We have found opportunities in sectors that have taken the biggest hits. In our opinion, many of these companies have been well-run and attractively priced, and have the potential to generate good earnings. We think that the uncertain market environment could favor our bottom-up approach to stock selection. Our focus is on selecting those individual companies that we believe are capable of growing earnings and cash flow regardless of economic conditions.

    Sincerely,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
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   PORTFOLIO MANAGER'S PROFILE
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   DAVID A. ANTONELLI IS SENIOR VICE PRESIDENT AND DIRECTOR OF GLOBAL
   EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS
   RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF A TEAM COMPRISING MORE THAN 40 U.S. AND NON-U.S. EQUITY RESEARCH ANALYSTS. HE
   ALSO OVERSEES THE RESEARCH PROCESS FOR THE MFS EQUITY RESEARCH ANALYST TEAMS AND WILL ALSO CONTINUE TO SERVE AS PORTFOLIO MANAGER OF MFS(R) INTERNATIONAL NEW DISCOVERY FUND.

   DAVID JOINED MFS IN 1991 AS A RESEARCH ANALYST FOLLOWING FOREIGN STOCKS, WITH A CONCENTRATION IN CONTINENTAL EUROPE. HE WAS NAMED VICE PRESIDENT IN 1995, PORTFOLIO MANAGER IN 1997, AND SENIOR VICE PRESIDENT, DIRECTOR OF INTERNATIONAL EQUITY RESEARCH IN 1999, AND DIRECTOR OF GLOBAL EQUITY RESEARCH IN MARCH 2001. DAVID IS A GRADUATE OF PENNSYLVANIA STATE UNIVERSITY AND THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN THE COMPANY. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      OCTOBER 9, 1997

  CLASS INCEPTION:            CLASS A     OCTOBER 9, 1997
                              CLASS 529A  JULY 31, 2002
                              CLASS B     OCTOBER 2, 2000
                              CLASS 529B  JULY 31, 2002
                              CLASS C     OCTOBER 2, 2000
                              CLASS 529C  JULY 31, 2002
                              CLASS I     OCTOBER 9, 1997

  SIZE:                       $209.3 MILLION NET ASSETS AS OF SEPTEMBER 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2002. Index information is from October 1, 1997.)

                              MFS International
                                New Discovery
                               Fund - Class A          MSCI EAFE Index
              "10/97"            $ 9,425                   $10,000
              "9/98"               8,878                     9,192
              "9/00"              19,100                    12,484
              "9/01"              14,799                     8,954
              "9/02"              14,964                     7,587

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2002

CLASS A
                                                                 1 Year      3 Years          Life*
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
Cumulative Total Return Excluding Sales Charge                  + 1.11%      +20.29%        +58.77%
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Average Annual Total Return Excluding Sales Charge              + 1.11%      + 6.35%        + 9.74%
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Average Annual Total Return Including Sales Charge              - 4.70%      + 4.27%        + 8.44%
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
CLASS 529A
                                                                 1 Year      3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  + 1.03%      +20.19%        +58.63%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              + 1.03%      + 6.32%        + 9.72%
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Average Annual Total Return Including Sales Charge              - 4.78%      + 4.24%        + 8.42%
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
CLASS B
                                                                 1 Year      3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  + 0.43%      +18.98%        +57.04%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              + 0.43%      + 5.96%        + 9.50%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              - 3.57%      + 5.17%        + 9.21%
---------------------------------------------------------------------------------------------------

CLASS 529B
                                                                 1 Year      3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  + 0.96%      +20.11%        +58.53%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              + 0.96%      + 6.30%        + 9.70%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              - 3.04%      + 5.51%        + 9.42%
---------------------------------------------------------------------------------------------------

CLASS C
                                                                 1 Year      3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  + 0.52%      +18.87%        +56.89%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              + 0.52%      + 5.93%        + 9.47%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              - 0.48%      + 5.93%        + 9.47%
---------------------------------------------------------------------------------------------------

CLASS 529C
                                                                 1 Year      3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  + 0.95%      +20.10%        +58.51%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              + 0.95%      + 6.29%        + 9.70%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              - 0.05%      + 6.29%        + 9.70%
---------------------------------------------------------------------------------------------------

CLASS I
                                                                 1 Year      3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                       + 1.53%      +21.24%        +60.14%
---------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)                   + 1.53%      + 6.63%        + 9.93%
---------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                 1 Year      3 Years          Life*
---------------------------------------------------------------------------------------------------
Average international fund+                                     -14.41%      -13.01%        - 5.41%
---------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                                -15.26%      -14.34%        - 5.37%
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  * For  the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 2002. Index information is from October 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only offered in conjunction with qualified tuition programs.

Performance for share classes initially offered after the fund's original share class (Class A) includes the performance of the fund's Class A shares for periods prior to the offering of these share classes. This blended class performance has been adjusted to take into account differences in the sales load applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses. Because B, C, 529A, 529B, and 529C have higher operating expenses than those of A, performance shown for these share classes is higher than it would have been had they been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                  16.3%
                LEISURE                             14.8%
                TECHNOLOGY                          10.0%
                ENERGY                               9.4%
                HEALTH CARE                          9.1%

TOP 10 STOCK HOLDINGS

ENCANA CORP.  3.4%                              STANLEY ELECTRIC CO. LTD.  2.1%
Canadian natural gas producer and storage       Japanese automotive parts manufacturer
company
                                                ST. JAME'S PLACE CAPITAL PLC  2.1%
TALISMAN ENERGY, INC.  3.3%                     British financial services company
Canadian diversified oil and gas producer
                                                TANDBERG ASA  2.0%
UNI-CHARM CORP.  2.7%                           Norwegian videoconferencing company
Japanese diaper manufacturer
                                                ANGLO IRISH BANK CORP. PLC  1.9%
BROTHER INDUSTRIES LTD.  2.3%                   Irish financial services company, specializing
Japanese manufacturer of sewing machines,       in business and consumer banking
home computers
                                                SHISEIDO CO. LTD.  1.8%
JOHNSTON PRESS PLC  2.3%                        Japanese cosmetic and personal care company
U.K. regional newspaper publisher

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2002

Stocks - 93.7%
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ISSUER                                                                            SHARES                VALUE
---------------------------------------------------------------------------------------------------------------
Foreign Stocks - 93.0%
  Australia - 1.5%
    AurionGold Ltd. (Metals & Mining)                                            312,300           $    547,538
    John Fairfax Holdings Ltd. (Printing & Publishing)                         1,098,400              1,693,241
    TABCORP Holdings Ltd. (Leisure)                                              146,530                934,554
                                                                                                   ------------
                                                                                                   $  3,175,333
---------------------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    Ace Ltd. (Insurance)#                                                         20,350           $    602,564
---------------------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Aracruz Celulose S.A. (Forest & Paper Products)#                              29,500           $    432,470
---------------------------------------------------------------------------------------------------------------
  Canada - 12.4%
    BCE, Inc. (Telecommunications)                                                34,200           $    606,016
    Biovail Corp. (Pharmaceuticals)*                                              17,800                441,128
    Cae, Inc. (Technology)                                                       303,700                883,767
    Canadian National Railway Co. (Railroads)#                                    24,675                921,365
    Canadian Natural Resources Ltd. (Oil Services)                                65,949              2,093,916
    Encana Corp. (Utilities - Gas)                                               220,088              6,661,763
    Fairmont Hotels & Resorts, Inc. (Restaurants & Lodging)                       41,580                976,965
    Investors Group, Inc. (Financial Services)                                    33,710                506,989
    Kingsway Financial Services, Inc. (Financial Services)*                      117,240                964,801
    Magna International, Inc. (Automotive)                                        16,775                955,428
    Mega Bloks, Inc. (Manufacturing)*##                                           78,970                971,065
    Molson, Inc. (Beverages)                                                      55,090              1,076,926
    Quebecor World, Inc. (Printing & Publishing)                                  37,330                878,048
    Rio Alto Resources International, Inc. (Oils)*                                62,740                 26,508
    Sobeys, Inc. (Food & Beverage Products)                                       51,540              1,347,814
    Talisman Energy, Inc. (Oils)                                                 161,560              6,479,516
    Zarlink Semiconductor, Inc. (Electronics)*                                    75,540                161,484
                                                                                                   ------------
                                                                                                   $ 25,953,499
---------------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Banco de Chile (Banks & Credit Cos.)#                                         43,900           $    632,950
---------------------------------------------------------------------------------------------------------------
  China - 2.2%
    Beijing Datang Power Generation Co. Ltd. (Energy)                          5,660,000           $  2,122,663
    Huaneng Power International, Inc. (Energy)                                 2,630,000              2,056,953
    PetroChina Co. Ltd. (Oils)                                                 2,154,000                436,357
                                                                                                   ------------
                                                                                                   $  4,615,973
---------------------------------------------------------------------------------------------------------------
  Croatia - 0.3%
    Pliva d.d., GDR (Medical & Health Products)                                   59,110           $    724,334
---------------------------------------------------------------------------------------------------------------
  Finland - 1.6%
    Huhtamaki Oy Group (Conglomerate)                                            261,360           $  2,478,445
    KCI Konecranes International (Machinery)                                      33,370                791,109
                                                                                                   ------------
                                                                                                   $  3,269,554
---------------------------------------------------------------------------------------------------------------
  France - 4.2%
    April Group (Insurance)                                                       78,020           $  1,140,608
    Cap Gemini S.A. (Computer Services)                                           44,300                708,904
    Clarins S.A. (Consumer Products)                                              10,000                330,913
    Essilor International S.A. (Specialty Products)                               25,930              1,051,184
    Generale de Sante (Healthcare)*                                              116,113              1,296,069
    Societe Television Francaise 1 (Media)*                                      135,759              2,881,867
    Synergie S.A. (Conglomerate)                                                  32,866                349,973
    Wavecom S.A. (Telecommunications)                                             31,610              1,022,598
                                                                                                   ------------
                                                                                                   $  8,782,116
---------------------------------------------------------------------------------------------------------------
  Germany - 3.7%
    Beru AG (Automotive)*                                                         31,750           $  1,224,398
    Celanese AG (Chemicals)                                                       47,092                876,854
    Deutsche Boerse AG (Financial Services)                                       18,900                631,026
    Edscha AG (Automotive)                                                        76,430              1,811,941
    Fresenius Medical Care AG (Medical & Health Products)                         47,845                812,421
    Linde AG (Conglomerates)                                                      23,430                837,818
    Porsche AG (Automotive)                                                        3,636              1,472,572
                                                                                                   ------------
                                                                                                   $  7,667,030
---------------------------------------------------------------------------------------------------------------
  Hong Kong - 3.2%
    Citic Pacific Ltd. (Conglomerate)                                            360,000           $    768,521
    Denway Motors Ltd. (Automotive)                                            1,330,000                417,788
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)                      223,500                951,381
    Li & Fung Ltd. (Consumer Goods & Services)                                   947,000                892,434
    SmarTone Telecommunications Holdings Ltd.
      (Telecommunications-Wireless)                                            2,297,000              2,297,177
    Swire Pacific Air Ltd. (Transportation)                                      148,500                584,526
    TCL International Holdings Ltd. (Electronics)                              2,981,100                850,443
                                                                                                   ------------
                                                                                                   $  6,762,270
---------------------------------------------------------------------------------------------------------------
  Indonesia - 1.0%
    PT Telekomunikasi Indonesia (Telecommunications)                           5,112,520           $  2,118,369
---------------------------------------------------------------------------------------------------------------
  Ireland - 1.7%
    Anglo Irish Bank Corp. PLC (Banks & Credit Cos.)                             610,469           $  3,641,364
---------------------------------------------------------------------------------------------------------------
  Japan - 23.4%
    Brother Industries Ltd. (Electronics)                                        625,000           $  4,426,142
    Credit Saison Co. Ltd. (Financial Services)                                  144,100              3,166,838
    Daiichi Pharmaceutical Co. Ltd. (Pharmaceuticals)                             60,000                974,039
    Fast Retailing Co. (Retail)                                                   53,300              1,374,975
    Fujimi, Inc. (Electronics)                                                    63,000              1,190,437
    Fujisawa Pharmaceuticals (Pharmaceuticals)                                    92,000              1,889,583
    Funai Electric Co. Ltd. (Electronics)                                         15,300              1,430,447
    Hitachi Maxell Ltd. (Manufacturing)                                          117,200              1,424,078
    Jeol Ltd. (Manufacturing)                                                    169,000                801,126
    JFE Holdings, Inc. (Steel)*                                                  100,850              1,130,130
    Meiwa Estate Co. Ltd. (Real Estate)                                          205,700              1,771,061
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)                          67,400                687,732
    Namco Ltd. (Leisure)                                                          87,800              1,572,494
    Nichicon Corp. (Technology)                                                  126,000              1,604,502
    Nippon Electric Glass Co. Ltd. (Manufacturing)                               207,000              2,348,562
    Nissin Co. Ltd. (Financial Services)                                         118,300                841,668
    Nissin Food Products Co. Ltd. (Food Products)                                 90,400              1,827,013
    Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)                                 65,000              1,975,846
    Sega Corp. (Entertainment)*                                                  127,700              2,386,769
    Shin-Etsu Chemical Co. Ltd. (Chemicals)                                       12,600                417,171
    Shiseido Co. Ltd. (Consumer Products)                                        290,000              3,461,798
    Stanley Electric Co. Ltd. (Electronics)                                      373,000              4,182,920
    Tokyo Broadcasting System, Inc. (Advertising & Broadcasting)                  45,000                656,219
    Tokyo Gas Co. Ltd. (Gas)                                                     654,000              1,912,783
    Uni-Charm Corp. (Forest & Paper Products)                                    134,200              5,225,994
    United Arrows Ltd. (Retail)                                                   10,000                283,437
                                                                                                   ------------
                                                                                                   $ 48,963,764
---------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.5%
    Arcelor (Steel)*                                                             106,300           $  1,077,332
---------------------------------------------------------------------------------------------------------------
  Mexico - 1.8%
    Fomento Economico Mexicano S.A. (Food & Beverage Products)#                   17,750           $    599,950
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                             367,000                826,217
    Grupo Modelo S.A. de C.V. (Brewery)                                          436,940              1,095,345
    Grupo Radio Centro S.A. de C.V., ADR (Media)*                                 74,500                197,425
    Wal-Mart de Mexico S.A. de C.V. (Retail)                                      39,835                963,800
                                                                                                   ------------
                                                                                                   $  3,682,737
---------------------------------------------------------------------------------------------------------------
  Netherlands - 3.6%
    Euronext N.V. (Financial Services)*                                           25,000           $    471,674
    Fugro N.V. (Engineering - Construction)                                       41,476              1,692,060
    Grontmij N.V. (Engineering - Construction)                                     4,238                 92,099
    Jomed N.V. (Medical & Health Products)*                                       82,754                846,775
    OPG Groep N.V. (Pharmaceuticals)                                              33,943              1,213,746
    VNU N.V. (Printing & Publishing)*                                            137,903              3,202,545
                                                                                                   ------------
                                                                                                   $  7,518,899
---------------------------------------------------------------------------------------------------------------
  New Zealand - 0.3%
    Telecom Corporation Of New Zealand Ltd. (Telecommunications)                 286,720           $    662,447
---------------------------------------------------------------------------------------------------------------
  Norway - 2.8%
    Gjensidige NOR ASA (Financial Institution)*                                   21,200           $    648,401
    P4 Radio Hele Norge ASA (Advertising & Broadcasting)                         424,210                504,085
    Tandberg ASA (Telecommunications)*                                           401,300              3,928,682
    Tomra Systems ASA (Specialty Products)                                       128,090                781,796
                                                                                                   ------------
                                                                                                   $  5,862,964
---------------------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Compania de Minas Buenaventura, ADR (Mining)#                                 26,915           $    575,981
---------------------------------------------------------------------------------------------------------------
  Portugal - 0.5%
    Portugal Telecom S.A., ADR (Utilities - Telephone)                           236,910           $  1,065,266
---------------------------------------------------------------------------------------------------------------
  Russia - 1.0%
    Mobile Telesystems, ADR (Telecommunications)                                  35,695           $  1,077,989
    Sibneft, ADR (Oils)*#                                                         50,000                964,600
                                                                                                   ------------
                                                                                                   $  2,042,589
---------------------------------------------------------------------------------------------------------------
  Singapore - 1.0%
    DBS Group Holdings Ltd. (Financial Services)                                 170,000           $  1,071,409
    United Overseas Bank Ltd. (Banks & Credit Cos.)                              152,000              1,017,838
                                                                                                   ------------
                                                                                                   $  2,089,247
---------------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hyundai Mobis (Automotive)                                                    27,700           $    545,947
---------------------------------------------------------------------------------------------------------------
  Spain - 2.1%
    Acciona S.A. (Construction)                                                   42,600           $  1,663,853
    Compania de Distribucion Integral Logista, S.A. (Business Services)           68,860              1,265,170
    Grupo Dragados S.A. (Building)*                                               97,000              1,456,412
                                                                                                   ------------
                                                                                                   $  4,385,435
---------------------------------------------------------------------------------------------------------------
  Sweden - 2.4%
    Alfa Laval (Engineering - Construction)*                                     178,610           $  1,484,160
    Capio AB (Healthcare)                                                        202,000              1,329,736
    Sparbanken Sverige AB (Banks & Credit Cos.)                                  100,000                998,220
    Svenska Handelsbanken AB (Banks & Credit Cos.)*                              102,390              1,276,215
                                                                                                   ------------
                                                                                                   $  5,088,331
---------------------------------------------------------------------------------------------------------------
  Switzerland - 3.1%
    Converium Holding AG (Insurance)*                                             39,400           $  1,735,448
    Kuoni Reisen Holdings AG (Transportation)                                      3,870                681,846
    Straumann Holding AG (Medical & Health Technology)                            17,382              1,130,766
    Syngenta AG (Chemicals)                                                       15,000                817,239
    Synthes-Stratec, Inc. (Medical & Health Products)                              4,300              2,185,403
                                                                                                   ------------
                                                                                                   $  6,550,702
---------------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    China Steel Corp. (Steel)                                                  2,102,220           $    905,609
---------------------------------------------------------------------------------------------------------------
  Thailand - 0.4%
    Siam Cement Public Co. Ltd. (Building Materials)                              38,300           $    750,772
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 16.5%
    Amlin PLC (Insurance)                                                        649,080           $    895,375
    Bloomsbury Publishing PLC (Printing & Publishing)                            114,700              1,140,133
    Bodycote International PLC (Electrical Equipment)                            760,420              1,599,467
    Close Brothers Group PLC (Banks)                                              90,000                693,510
    Cookson Group PLC (Manufacturing)                                          1,738,700                557,038
    Daily Mail & General Trust (Media)                                           162,590              1,199,523
    EMAP PLC (Media)                                                              38,750                411,791
    Goshawk Insurance Holdings PLC (Insurance)                                   306,100                431,476
    Hanson PLC (Building Materials)                                              179,830                892,003
    Hiscox PLC (Insurance)                                                       326,040                646,897
    HMV Group PLC (Retail)*                                                      200,000                419,110
    Intertek Testing Servicing PLC (Business Services)*                          234,510              1,457,718
    Invensys PLC (Electronics)                                                 1,221,290              1,164,614
    Jardine Lloyd Thompson Group PLC (Insurance)                                  65,030                614,507
    Johnson Service Group PLC (Business Services)                                154,200                652,319
    Johnston Press PLC (Printing & Publishing)                                   746,534              4,417,819
    Mitie Group PLC (Business Services)                                          344,600                454,372
    Next PLC (Retail)                                                             83,820              1,222,307
    Old Mutual PLC (Insurance)                                                   788,250                863,028
    Reckitt Benckiser PLC (Consumer Goods & Services)                            131,858              2,483,732
    Selfridges PLC (Retail)                                                      125,000                516,824
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*                            27,170                219,641
    Signet Group PLC (Retail)                                                    770,460                997,748
    Smith & Nephew PLC (Medical Products)                                        300,000              1,808,295
    St. Jame's Place Capital PLC (Insurance)                                   1,882,000              4,139,098
    Taylor Nelson Sofres PLC (Advertising & Broadcasting)                        776,200              1,717,947
    Urbium PLC (Leisure)*                                                      2,762,400                260,168
    Victrex PLC (Manufacturing)                                                  150,000                494,456
    Wellington Underwriting PLC (Financial Institution)                          775,660                830,981
    William Hill PLC (Gaming)*                                                   382,010              1,355,190
                                                                                                   ------------
                                                                                                   $ 34,557,087
---------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                               $194,702,935
---------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.7%
  Business Services - 0.5%
    Manpower, Inc.#                                                               34,210           $  1,003,721
---------------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Smurfit-Stone Container Corp.*                                                26,825           $    337,190
---------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                  $  1,340,911
---------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $214,439,834)                                                       $196,043,846
---------------------------------------------------------------------------------------------------------------

Rights
---------------------------------------------------------------------------------------------------------------
    Hiscox PLC (Insurance)* (Identified Cost, $30,905)                           163,020           $     15,354
---------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.0%
---------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    UBS Finance, Inc., due 10/01/02, at Amortized Cost                         $   8,394           $  8,394,000
---------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.6%
---------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc. dated 9/30/02, due 10/01/02, total to be received $3,322,175 (secured by various U.S. Treasury and Federal Agency Obligations in a jointly traded
      account), at Cost                                                        $   3,322           $  3,322,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $226,186,739)                                                  $207,775,200
---------------------------------------------------------------------------------------------------------------

Securities Sold Short - (2.8)%
---------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
---------------------------------------------------------------------------------------------------------------
Foreign Stocks - (2.4)%
    ALSTOM (Transportation)                                                     (150,000)              (566,009)
    Adidas-Salomon AG (Apparel & Textiles)                                       (13,000)              (887,340)
    Canary Wharf Group PLC (Real Estate)*                                       (179,500)              (903,045)
    Carlton Communications PLC (Advertising & Broadcasting)                     (600,000)            (1,026,585)
    Creative Technology Ltd. (Electronics)                                       (60,000)              (391,200)
    Murata Manufacturing Co. Ltd. (Electronics)                                  (23,000)            (1,171,541)
                                                                                                   ------------
                                                                                                   $ (4,945,720)
---------------------------------------------------------------------------------------------------------------
U.S. Stocks - (0.4)%
    Right Management Consultants, Inc. (Business Services)*                      (32,350)          $   (797,104)
---------------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $6,714,933)                                         $(5,742,824)
---------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 3.5%                                                                 7,240,312
---------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                $209,272,688
---------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
 # Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
   At the year end, the value of securities pledged amounted to $4,621,963.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
SEPTEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $226,186,739)            $207,775,200
  Investments of cash collateral for securities loaned, at value      2,798,220
  Foreign currency, at value (identified cost $1,012,602)             1,010,163
  Deposits with brokers for securities sold short                     6,757,054
  Receivable for forward foreign currency exchange contracts             53,392
  Receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                445,241
  Receivable for investments sold                                     1,380,556
  Receivable for fund shares sold                                     2,330,661
  Interest and dividends receivable                                     284,022
  Other assets                                                               15
                                                                   ------------
      Total assets                                                 $222,834,524
                                                                   ------------
Liabilities:
  Payable to custodian                                             $     28,361
  Payable for dividends on securities sold short                          4,724
  Securities sold short, at value (proceeds received,
    $6,714,933)                                                       5,742,824
  Payable for investments purchased                                   4,387,177
  Payable for fund shares reacquired                                    569,118
  Collateral for securities loaned, at value                          2,798,220
  Payable to affiliates:
    Management fee                                                       16,667
    Reimbursement fee                                                     5,214
    Distribution and service fee                                          9,531
                                                                   ------------
      Total liabilities                                            $ 13,561,836
                                                                   ------------
Net assets                                                         $209,272,688
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $239,512,455
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (17,422,686)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (12,318,447)
  Accumulated net investment loss                                      (498,634)
                                                                   ------------
      Total                                                        $209,272,688
                                                                   ============
Shares of beneficial interest outstanding                           17,765,884
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $121,778,620 / 10,307,082 shares of
      beneficial interest outstanding)                                $11.82
                                                                      ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                  $12.54
                                                                      ======
Class 529A shares:
  Net asset value per share
    (net assets of $31,736 / 2,688.087 shares of
      beneficial interest outstanding)                                $11.81
                                                                      ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                  $12.53
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $45,298,525 / 3,870,217 shares of
      beneficial interest outstanding)                                $11.70
                                                                      ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $6,233 / 532.86 shares of beneficial
      interest outstanding)                                           $11.70
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $28,693,916 / 2,454,689 shares of
      beneficial interest outstanding)                                $11.69
                                                                      ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $7,170 / 613.557 shares of beneficial
      interest outstanding)                                           $11.69
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $13,456,488 / 1,130,061 shares of
      beneficial interest outstanding)                                $11.91
                                                                      ======

On sales of $50,000 or more, the offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  2,123,942
    Interest                                                            207,495
    Foreign taxes withheld                                             (216,387)
                                                                   ------------
      Total investment income                                      $  2,115,050
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,174,003
    Trustees' compensation                                                7,644
    Shareholder servicing agent fee                                     120,715
    Distribution and service fee (Class A)                              241,139
    Distribution and service fee (Class 529A)                                 8
    Distribution and service fee (Class B)                              259,543
    Distribution and service fee (Class 529B)                                 9
    Distribution and service fee (Class C)                              159,912
    Distribution and service fee (Class 529C)                                 9
    Program manager fee (Class 529A)                                          6
    Program manager fee (Class 529B)                                          2
    Program manager fee (Class 529C)                                          2
    Administrative fee                                                   11,341
    Custodian fee                                                       184,609
    Printing                                                             65,594
    Postage                                                              24,567
    Auditing fees                                                        32,374
    Legal fees                                                            7,831
    Dividend expense on securities sold short                            15,354
    Miscellaneous                                                       208,089
                                                                   ------------
      Total expenses                                               $  2,512,751
    Fees paid indirectly                                                 (5,539)
    Reduction of expenses by investment adviser                        (295,993)
                                                                   ------------
      Net expenses                                                 $  2,211,219
                                                                   ------------
        Net investment loss                                        $    (96,169)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(10,436,552)
    Securities sold short                                               274,159
    Foreign currency transactions                                      (416,551)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(10,578,944)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(14,471,625)
    Securities sold short                                               730,253
    Translation of assets and liabilities in foreign currencies          (1,252)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(13,742,624)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(24,321,568)
                                                                   ------------
          Decrease in net assets from operations                   $(24,417,737)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                       2002                      2001
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                         $    (96,169)             $     35,483
  Net realized loss on investments and foreign currency
    transactions                                                        (10,578,944)               (2,186,081)
  Net unrealized loss on investments and foreign currency
    translation                                                         (13,742,624)               (4,011,596)
                                                                       ------------              ------------
    Decrease in net assets from operations                             $(24,417,737)             $ (6,162,194)
                                                                       ------------              ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                             $       (146)             $    (11,730)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                      (57)                   (2,968)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                      (35)                   (3,850)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                      (40)                  (14,958)
  In excess of net realized gain on investments and foreign                    --
    currency transactions (Class A)
                                                                                                      (11,488)
  In excess of net realized gain on investments and foreign                    --
    currency transactions (Class B)
                                                                                                       (2,906)
  In excess of net realized gain on investments and foreign                    --
    currency transactions (Class C)
                                                                                                       (3,770)
  In excess of net realized gain on investments and foreign                    --
    currency transactions (Class I)
                                                                                                      (14,649)
                                                                       ------------              ------------
    Total distributions declared to shareholders                       $       (278)             $    (66,319)
                                                                       ------------              ------------
Net increase in net assets from fund share transactions                $197,796,735              $ 39,211,410
                                                                       ------------              ------------
      Total increase in net assets                                     $173,378,720              $ 32,982,897
Net assets:
  At beginning of year                                                   35,893,968                 2,911,071
                                                                       ------------              ------------
  At end of year (including accumulated net investment loss of
    $498,634 and $5,661, respectively)                                 $209,272,688              $ 35,893,968
                                                                       ============              ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,                        PERIOD ENDED
                                                    ---------------------------------------------------        SEPTEMBER 30,
                                                       2002           2001          2000           1999                1998*
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS  A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $11.68         $15.24        $13.15         $ 9.42               $10.00
                                                     ------         ------        ------         ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                    $ 0.02         $ 0.05        $(0.10)        $(0.01)              $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.12          (3.45)         6.62           3.78                (0.64)
                                                     ------         ------        ------         ------               ------
      Total from investment operations               $ 0.14         $(3.40)       $ 6.52         $ 3.77               $(0.58)
                                                     ------         ------        ------         ------               ------
Less distributions declared to shareholders -
  From net investment income                         $ --           $ --          $ --           $(0.04)              $ --
  From net realized gain on investments and
    foreign currency transactions                     (0.00)+++      (0.08)        (4.43)         (0.00)+++             --
  In excess of net realized gain on investments
    and foreign currency transactions                  --            (0.08)         --             --                   --
                                                     ------         ------        ------         ------               ------
      Total distributions declared to
        shareholders                                 $(0.00)+++     $(0.16)       $(4.43)        $(0.04)              $ --
                                                     ------         ------        ------         ------               ------
Net asset value - end of period                      $11.82         $11.68        $15.24         $13.15               $ 9.42
                                                     ======         ======        ======         ======               ======
Total return(+)                                        1.11%        (22.52)%       53.54%         40.11%               (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                       1.64%          1.66%         1.77%          1.78%                1.75%+
  Net investment income (loss)                         0.13%          0.37%        (0.62)%         0.13%                0.54%+
Portfolio turnover                                      130%           136%          152%           162%                 165%
Net assets at end of period (000 Omitted)          $121,779        $20,858          $202           $122                 $573

  (S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. Effective October 1, 2000, the fund began paying the investment adviser a fee not greater than 0.30%
      of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
        Net investment loss                          $(0.02)        $(0.11)       $(0.43)        $(0.32)              $(0.13)
        Ratios (to average net assets):
          Expenses##                                   1.89%          2.86%         3.92%          4.54%                3.57%+
          Net investment loss                         (0.12)%        (0.84)%       (2.77)%        (2.89)%              (1.32)%+
   * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements. The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.63% and 1.65% for the years ended September 30, 2002 and September 30, 2001, respectively.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                            SEPTEMBER 30, 2002*
-------------------------------------------------------------------------------
                                                                     CLASS 529A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $12.74
                                                                     ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.00+++
  Net realized and unrealized loss on investments and
    foreign currency                                                  (0.93)
                                                                     ------
      Total from investment operations                               $(0.93)
                                                                     ------
Net asset value - end of period                                      $11.81
                                                                     ======
Total return(+)                                                       (7.38)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           1.89%+
  Net investment income                                                0.09%+
Portfolio turnover                                                      130%
Net assets at end of period                                         $31,732

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                          $(0.00)+++
        Ratios (to average net assets):
          Expenses##(+)                                                2.14%+
          Net investment loss                                         (0.16)%+
  * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. (+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.88% for the period ended September 30, 2002.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED                 PERIOD ENDED
                                                          SEPTEMBER 30, 2002          SEPTEMBER 30, 2001*
---------------------------------------------------------------------------------------------------------
                                                                     CLASS B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $11.65                       $15.23
                                                                      ------                       ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.07)                      $(0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                    0.12^                       (3.42)
                                                                      ------                       ------
      Total from investment operations                                $ 0.05                       $(3.44)
                                                                      ------                       ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                             $(0.00)+++                   $(0.07)
  In excess of net realized gain on investments and
    foreign currency transactions                                       --                          (0.07)
                                                                      ------                       ------
      Total distributions declared to shareholders                    $(0.00)+++                   $(0.14)
                                                                      ------                       ------
Net asset value - end of period                                       $11.70                       $11.65
                                                                      ======                       ======
Total return                                                            0.43%                      (22.84)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                         2.29%                        2.31%+
  Net investment loss                                                  (0.55)%                      (0.18)%+
Portfolio turnover                                                       130%                         136%
Net assets at end of period (000 Omitted)                            $45,299                       $7,735

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.10)                      $(0.18)
        Ratios (to average net assets):
          Expenses##                                                    2.54%                        3.51%+
          Net investment loss                                          (0.80)%                      (1.39)%+
  * For the period from the inception of Class B shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.28%
    and 2.30% for the years ended September 30, 2002 and period September 30, 2001, respectively.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                            SEPTEMBER 30, 2002*
-------------------------------------------------------------------------------
                                                                     CLASS 529B
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $12.63
                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                             $(0.02)
  Net realized and unrealized loss on investments and foreign
   currency                                                           (0.91)
                                                                     ------
      Total from investment operations                               $(0.93)
                                                                     ------
Net asset value - end of period                                      $11.70
                                                                     ======
Total return                                                          (7.44)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           2.54%+
  Net investment loss                                                 (0.98)%+
Portfolio turnover                                                      130%
Net assets at end of period                                          $6,233

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                                          $(0.02)
        Ratios (to average net assets):
          Expenses##(+)                                                2.79%+
          Net investment loss                                         (1.23)%+

  * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.53% for the period ended September 30, 2002.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED                 PERIOD ENDED
                                                          SEPTEMBER 30, 2002          SEPTEMBER 30, 2001*
---------------------------------------------------------------------------------------------------------
                                                                     CLASS C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $11.63                       $15.23
                                                                      ------                       ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.07)                      $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                    0.13^                       (3.43)
                                                                      ------                       ------
      Total from investment operations                                $ 0.06                       $(3.46)
                                                                      ------                       ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                             $(0.00)+++                   $(0.07)
  In excess of net realized gain on investments and
    foreign currency transactions                                       --                          (0.07)
                                                                      ------                       ------
      Total distributions declared to shareholders                    $ --                         $(0.14)
                                                                      ------                       ------
Net asset value - end of period                                       $11.69                       $11.63
                                                                      ======                       ======
Total return                                                            0.52%                      (22.98)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                         2.29%                        2.31%+
  Net investment loss                                                  (0.55)%                      (0.24)%+
Portfolio turnover                                                       130%                         136%
Net assets at end of period (000 Omitted)                            $28,694                       $4,910

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.10)                      $(0.19)
        Ratios (to average net assets):
          Expenses##                                                    2.54%                        3.51%+
          Net investment loss                                          (0.80)%                      (1.45)%+
  * For the period from the inception of Class C shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.28%
    and 2.30% for the year ended September 30, 2002, and period September 30, 2001, respectively.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                            SEPTEMBER 30, 2002*
-------------------------------------------------------------------------------
                                                                     CLASS 529C
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $12.62
                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                             $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency                                                          (0.91)
                                                                     ------
      Total from investment operations                               $(0.93)
                                                                     ------
Net asset value - end of period                                      $11.69
                                                                     ======
Total return                                                          (7.45)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           2.54%+
  Net investment loss                                                 (0.92)%+
Portfolio turnover                                                      130%
Net assets at end of period                                          $7,169

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                          $(0.02)
        Ratios (to average net assets):
          Expenses##(+)                                                2.79%+
          Net investment loss                                         (1.17)%+
  * For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.53% for the period ended September 30, 2002.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,                        PERIOD ENDED
                                                   ----------------------------------------------------        SEPTEMBER 30,
                                                       2002           2001          2000           1999                1998*
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS  I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $11.73         $15.25        $13.16         $ 9.42               $10.00
                                                     ------         ------        ------         ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                    $ 0.06         $ 0.07        $(0.10)        $(0.03)              $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.12^         (3.43)         6.62           3.81                (0.65)
                                                     ------         ------        ------         ------               ------
      Total from investment operations               $ 0.18         $(3.36)       $ 6.52         $ 3.78               $(0.58)
                                                     ------         ------        ------         ------               ------
Less distributions declared to shareholders -
  From net investment income                         $ --           $ --          $ --           $(0.04)              $ --
  From net realized gain on investments and
    foreign currency transactions                     (0.00)+++      (0.08)        (4.43)         (0.00)+++             --
  In excess of net realized gain on investments
    and foreign currency transactions                  --            (0.08)         --             --                   --
                                                     ------         ------        ------         ------               ------
      Total distributions declared to
        shareholders                                 $ --           $(0.16)       $(4.43)        $(0.04)                --
                                                     ------         ------        ------         ------               ------
Net asset value - end of period                      $11.91         $11.73        $15.25         $13.16               $ 9.42
                                                     ======         ======        ======         ======               ======
Total return                                           1.53%        (22.21)%       53.50%         40.22%               (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                        1.29%          1.31%         1.77%          1.78%                1.75%+
  Net investment income (loss)                         0.46%          0.53%        (0.59)%        (0.23)%               0.65%+
Portfolio turnover                                      130%           136%          152%           162%                 165%
Net assets at end of period (000 Omitted)           $13,456         $2,391        $2,709           $985                 $692

  (S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. Effective
      October 1, 2000, the fund began paying the investment adviser a fee not greater than 0.30% of average daily net assets.
      To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
        Net investment income (loss)                 $ 0.03         $(0.09)       $(0.36)        $(0.29)              $(0.07)
        Ratios (to average net assets):
          Expenses##                                   1.54%          2.51%         3.42%          4.04%                3.07%+
          Net investment income (loss)                 0.21%         (0.68)%       (2.27)%        (2.49)%              (0.71)%+
  * For the period from the commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.28%
    and 1.30% for the years ended September 30, 2002 and September 30, 2001, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Financial Statement Presentation - Certain 2001 amounts have been reclassified to permit comparison with the 2002 method of presentation.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2002, the value of securities loaned was $2,666,724. These loans were collateralized by cash of $2,798,220 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                      SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       2,798,220         $2,798,220

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,598 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,941 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended September 30, 2002 and September 30, 2001 was as follows:

                                       SEPTEMBER 30, 2002    SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                $  --                 $ 39,711
  Long-term capital gain                              278                26,608
                                                 --------              --------
Total distributions declared                     $    278              $ 66,319
                                                 ========              ========

During the year ended September 30, 2002, accumulated net investment loss increased by $396,804, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $374,351 and paid-in capital increased by $22,453 due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

As of September 30, 2002, the components of accumulated losses on a tax basis were as follows:

          Undistributed ordinary income                     $    --
          Undistributed long-term capital gain                   --
          Capital loss carryforward                           (1,008,491)
          Unrealized depreciation                            (20,279,314)
          Other temporary differences                         (8,951,962)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets            0.975%
        Average net assets in excess of $500 million        0.925%

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets for Class A, Class B, Class C and Class I and not greater than 0.55% of average daily net assets for Class 529A, Class 529B and Class 529C. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2002, aggregate unreimbursed expenses amounted to $536,059.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net decrease of $613 as a result of the change in the fund's pension liability under this plan and a pension expense of $231 for inactive trustees for the year ended September 30, 2002. Also included in Trustees' compensation is a one-time settlement adjustment of $(182) and a one-time transition expense of $4,579.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                       0.0175%
              Next $2.5 billion                      0.0130%
              Next $2.5 billion                      0.0005%
              In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $112,994 and $2 for the year ended September 30, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Distribution Fee                        0.10%          0.25%          0.75%          0.75%          0.75%          0.75%
Service Fee                             0.25%          0.25%          0.25%          0.25%          0.25%          0.25%
                                        -----          -----          -----          -----          -----          -----
Total Distribution Plan                 0.35%          0.50%          1.00%          1.00%          1.00%          1.00%
                                        =====          =====          =====          =====          =====          =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
September 30, 2002, amounted to:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Service Fee Retained by MFD           $22,047       $   --             $138       $   --             $348       $   --

Fees incurred under the distribution plan during the year ended September 30, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.35%          0.35%          1.00%          1.00%          1.00%          1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2002, were as follows:

                                              CLASS A         CLASS B      CLASS 529B         CLASS C      CLASS 529C
---------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed        $861         $39,800        $   --            $5,811        $   --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $333,450,349 and $145,245,105, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $228,544,733
                                                                  ------------
Gross unrealized depreciation                                     $(26,999,571)
Gross unrealized appreciation                                        6,230,038
                                                                  ------------
    Net unrealized depreciation                                   $(20,769,533)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   YEAR ENDED SEPTEMBER 30, 2002    YEAR ENDED SEPTEMBER 30, 2001
                                   -----------------------------    -----------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                          12,253,112     $164,133,115        2,135,403     $28,769,854
Shares issued to shareholders in
  reinvestment of distributions            --               --              1,209          17,291
Shares reacquired                    (3,731,414)     (48,908,349)        (364,471)     (4,711,860)
                                     ----------     ------------       ----------     -----------
    Net increase                      8,521,698     $115,224,766        1,772,141     $24,075,285
                                     ==========     ============       ==========     ===========
Class 529A shares
                                   YEAR ENDED SEPTEMBER 30, 2002*
                                   -----------------------------
                                         SHARES           AMOUNT
-----------------------------------------------------------------
Shares sold                               2,688     $     33,305
Shares issued to shareholders in
  reinvestment of distributions            --               --
Shares reacquired                          --               --
                                     ----------     ------------
    Net increase                          2,688     $     33,305
                                     ==========     ============
Class B shares
                                   YEAR ENDED SEPTEMBER 30, 2002   YEAR ENDED SEPTEMBER 30, 2001**
                                   -----------------------------   -------------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                           3,842,289     $ 51,214,791          709,756     $ 9,566,865
Shares issued to shareholders in
  reinvestment of distributions               4               44              390           5,548
Shares reacquired                      (636,103)      (8,181,858)         (46,119)       (602,909)
                                     ----------     ------------       ----------     -----------
    Net increase                      3,206,190     $ 43,032,977          664,027     $ 8,969,504
                                     ==========     ============       ==========     ===========
Class 529B shares
                                   YEAR ENDED SEPTEMBER 30, 2002*
                                   -----------------------------
                                         SHARES           AMOUNT
-----------------------------------------------------------------
Shares sold                                 533     $      6,650
Shares issued to shareholders in
  reinvestment of distributions            --               --
Shares reacquired                          --               --
                                     ----------     ------------
    Net increase                            533     $      6,650
                                     ==========     ============
Class C shares
                                   YEAR ENDED SEPTEMBER 30, 2002   YEAR ENDED SEPTEMBER 30, 2001**
                                   -----------------------------   -------------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                           2,447,228     $ 32,826,389          458,795     $ 6,266,292
Shares issued to shareholders in
  reinvestment of distributions              32              221              270           3,841
Shares reacquired                      (414,739)      (5,459,459)         (36,897)       (471,633)
                                     ----------     ------------       ----------     -----------
    Net increase                      2,032,521     $ 27,367,151          422,168     $ 5,798,500
                                     ==========     ============       ==========     ===========
Class 529C shares
                                   YEAR ENDED SEPTEMBER 30, 2002*
                                   -----------------------------
                                         SHARES           AMOUNT
-----------------------------------------------------------------
Shares sold                                 614     $      7,598
Shares issued to shareholders in
  reinvestment of distributions            --               --
Shares reacquired                          --               --
                                     ----------     ------------
    Net increase                            614     $      7,598
                                     ==========     ============
Class I shares
                                   YEAR ENDED SEPTEMBER 30, 2002    YEAR ENDED SEPTEMBER 30, 2001
                                   -----------------------------    -----------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                           1,169,964     $ 15,326,210           38,122     $   526,246
Shares issued to shareholders in
  reinvestment of distributions               1               13            1,831          25,907
Shares reacquired                      (243,706)      (3,201,935)         (13,819)       (184,032)
                                     ----------     ------------       ----------     -----------
    Net increase                        926,259     $ 12,124,288           26,134     $   368,121
                                     ==========     ============       ==========     ===========

 * For the period from the inception of Class 529A, Class 529B and Class 529C shares, July 31, 2002 through September 30, 2002.
** For the period from the inception of Class B and Class C shares, October 2, 2000, through
   September 30, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2002, was $1,161. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                             NET
                       CONTRACTS TO                     CONTRACTS     UNREALIZED
 SETTLEMENT DATE    DELIVER/RECEIVE   IN EXCHANGE FOR    AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
Purchase12/16/02      GBP 2,850,000        $4,400,400  $4,453,792        $53,392

At September 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $265,661 with Merrill Lynch Pierce Fenner & Smith and $179,580 with Deutsche Bank.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

GBP = British Pounds

At September 30, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust V and Shareholders of
MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 8, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   THE FUND HAS DESIGNATED $278 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 2002.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
-------------------------------------------------------------------------------

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.


OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston MA 02110                     For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
The Chase Manhattan Bank                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Ernst & Young LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management

MFS(R) INTERNATIONAL NEW DISCOVERY FUND                      -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MNI-2  11/02   33M